United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

STERLING BANCORP

(Exact name of registrant as specified in its charter)

New York	No. 1-5273-1	No. 13-256216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 757-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On September 26, 2013, Sterling Bancorp (the “Company”) held its Annual Shareholders Meeting (the “Meeting”). 28,947,896 shares of common stock, par value $1.00 per share of the Company, were represented at the Meeting,  which constituted a quorum to conduct business at the Meeting. There were seven proposals presented and voted on and preliminary results were reported at the Meeting. The shareholders approved the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 3, 2013, by and between the Company and Provident New York Bancorp (“Provident”), pursuant to which Sterling will merge with and into Provident (the “Merger”), approved the adjournment of the Meeting, if necessary and appropriate, to solicit additional proxies in favor of the Merger, approved the advisory resolution to approve the compensation the Company’s executive officers may receive in connection with the Merger, elected all of the Company’s board of director’s nominees as directors, ratified the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year 2013, approved the advisory resolution to approve the compensation of the Company’s named executive officers, and approved the 2013 Equity Incentive Plan.

Set forth below, with respect to each matter are the number of votes cast for or against, the number of abstentions and the number of non-votes (in each case, rounded to the nearest whole share).

Proposal 1 — Adoption of the Merger Agreement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,201,438	173,888	337,940	2,234,631

Proposal 2 — Approval of the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,903,249	1,715,095	329,552	—

Proposal 3 — Advisory approval of the compensation that certain executive officers of the Company may receive in connection with the Merger pursuant to existing agreements or arrangements with the Company.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,504,049	3,708,454	500,762	2,234,631

Proposal 4 — Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes	Uncast
Abrams, Robert	26,282,871	430,331	2,234,631	63
Adamko, Joseph M.	26,323,782	389,421	2,234,631	63
Cappelli, Louis J.	25,880,497	832,706	2,234,631	63
Ferrer, Fernando	25,583,836	1,129,366	2,234,631	63
Hershfield, Allan F.	25,882,809	830,394	2,234,631	63
Humphreys, Henry J.	25,889,348	823,855	2,234,631	63
Klein, James B.	26,415,606	297,596	2,234,631	63
Lazar, Robert W.	26,419,914	293,289	2,234,631	63
Lee, Carolyn Joy	26,412,044	301,159	2,234,631	63
Millman, John C.	26,328,440	384,763	2,234,631	63
Rossides, Eugene	26,238,386	474,817	2,234,631	63

Proposal 5 — Advisory approval of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,845,135	5,606,777	261,354	2,234,631

Proposal 6 — Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

Votes For	Votes Against	Votes Abstained	Uncast
28,683,793	181,783	81,151	1,169

Proposal 7 — Approval of the proposed 2013 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,053,999	530,420	128,846	2,234,631

Completion of the Merger remains subject to the satisfaction of the remaining customary closing conditions contained in the Merger Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: September 27, 2013

By:
/s/ JOHN W. TIETJEN
JOHN W. TIETJEN Executive Vice President and Chief Financial Officer

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